Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
March 31, 2026
ICF-NPRT1-0526
1.9882756.109
Foreign Government and Government Agency Obligations - 8.2%
		Principal Amount (a)	Value ($)
CANADA - 2.9%
Canadian Government 1.5% 12/1/2031	CAD	1,760,000	1,156,629
Canadian Government 2% 6/1/2032	CAD	40,000	26,822
Canadian Government 2.5% 12/1/2032	CAD	165,000	113,326
Canadian Government 2.75% 6/1/2033	CAD	1,450,000	1,006,918
Canadian Government 3% 6/1/2034	CAD	900,000	630,616
TOTAL CANADA			2,934,311
JAPAN - 2.0%
Japan Government 0.1% 9/20/2028	JPY	168,200,000	1,025,889
Japan Government Treasury Bills 0% 4/6/2026 (i)	JPY	164,350,000	1,035,467
TOTAL JAPAN			2,061,356
MULTI-NATIONAL - 2.3%
European Union 3.375% 12/12/2035 (c)	EUR	1,450,000	1,673,791
European Union 3.75% 10/12/2045 (c)	EUR	385,000	433,844
European Union 4% 4/4/2044 (c)	EUR	220,000	257,757
TOTAL MULTI-NATIONAL			2,365,392
ROMANIA - 1.0%
Romanian Republic 2.124% 7/16/2031 (c)	EUR	75,000	74,399
Romanian Republic 5% 3/4/2033 (h)	EUR	315,000	339,744
Romanian Republic 5.875% 7/11/2032 (c)	EUR	325,000	379,643
Romanian Republic 6.375% 9/18/2033 (c)	EUR	250,000	296,548
TOTAL ROMANIA			1,090,334
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,662,357)			8,451,393

Non-Convertible Corporate Bonds - 61.0%
		Principal Amount (a)	Value ($)
AUSTRALIA - 2.2%
Financials - 1.9%
Banks - 1.3%
Australia & New Zealand Banking Group Ltd 5.1454% 8/18/2036 (b)(c)	GBP	400,000	515,622
Commonwealth Bank of Australia 2.688% 3/11/2031 (h)		200,000	180,969
Commonwealth Bank of Australia 3.788% 8/26/2037 (b)(c)	EUR	300,000	339,780
National Australia Bank Ltd 3.612% 1/22/2036 (b)(c)	EUR	300,000	339,577
			1,375,948
Financial Services - 0.2%
Cimic Finance Ltd 1.5% 5/28/2029 (c)	EUR	242,000	259,890
Insurance - 0.4%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	297,000	368,185
TOTAL FINANCIALS			2,004,023
Utilities - 0.3%
Electric Utilities - 0.3%
AusNet Services Holdings Pty Ltd 6.134% 5/31/2033	AUD	420,000	292,312
TOTAL AUSTRALIA			2,296,335
AUSTRIA - 0.3%
Materials - 0.2%
Containers & Packaging - 0.2%
Mondi Finance PLC 3.375% 5/23/2031 (c)	EUR	140,000	157,188
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Supernova Invest GmbH 5% 6/24/2030 (c)	EUR	100,000	115,081
TOTAL AUSTRIA			272,269
BELGIUM - 1.2%
Consumer Staples - 0.5%
Food Products - 0.5%
Barry Callebaut Services NV 4.25% 8/19/2031 (c)	EUR	400,000	466,138
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Fluxys SA 4% 11/28/2030 (c)	EUR	500,000	580,736
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Shurgard Luxembourg Sarl 4% 5/27/2035 (c)	EUR	200,000	220,962
TOTAL BELGIUM			1,267,836
CANADA - 2.1%
Financials - 2.1%
Banks - 2.1%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(c)	EUR	1,000,000	1,136,953
Bank of Nova Scotia/The 4.338% 9/15/2031 (b)		100,000	98,661
Royal Bank of Canada 3.125% 9/27/2031 (b)(c)	EUR	420,000	476,020
Toronto Dominion Bank 3.357% 9/22/2032 (c)	EUR	400,000	451,442

TOTAL CANADA			2,163,076
CZECH REPUBLIC - 0.3%
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
CPI Property Group SA 6% 1/27/2032 (c)	EUR	300,000	329,417
DENMARK - 1.2%
Consumer Staples - 0.4%
Beverages - 0.3%
Carlsberg Breweries A/S 3.25% 2/28/2032 (c)	EUR	275,000	310,913
Tobacco - 0.1%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (c)	EUR	125,000	148,637
TOTAL CONSUMER STAPLES			459,550
Financials - 0.8%
Banks - 0.8%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	445,000	519,398
Jyske Bank A/S 5.125% 5/1/2035 (b)(c)	EUR	211,000	251,588
TOTAL FINANCIALS			770,986
TOTAL DENMARK			1,230,536
FINLAND - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Citycon Treasury BV 5% 3/11/2030 (c)	EUR	100,000	107,939
Citycon Treasury BV 5.375% 7/8/2031 (c)	EUR	100,000	106,468

TOTAL FINLAND			214,407
FRANCE - 5.9%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.5%
Orange SA 4.75% 1/13/2033 (h)		200,000	197,764
Orange SA 5% 1/13/2036 (h)		260,000	255,380
			453,144
Media - 0.2%
Publicis Groupe SA 3.375% 6/12/2032 (c)	EUR	200,000	224,358
TOTAL COMMUNICATION SERVICES			677,502
Consumer Discretionary - 0.4%
Automobile Components - 0.1%
Valeo SE 4.625% 3/23/2032 (c)	EUR	100,000	111,987
Automobiles - 0.3%
RCI Banque SA 4.75% 3/24/2037 (b)(c)	EUR	100,000	112,002
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	200,000	234,367
			346,369
TOTAL CONSUMER DISCRETIONARY			458,356
Consumer Staples - 0.3%
Beverages - 0.3%
Pernod Ricard SA 3.75% 2/4/2037 (c)	EUR	300,000	330,700
Financials - 2.4%
Banks - 2.4%
BNP Paribas SA 2.159% 9/15/2029 (b)(h)		473,000	445,593
BNP Paribas SA 3.132% 1/20/2033 (b)(h)		600,000	539,375
BNP Paribas SA 3.945% 2/18/2037 (b)(c)	EUR	700,000	791,078
BNP Paribas SA 5.786% 1/13/2033 (b)(h)		97,000	100,203
Societe Generale SA 6.691% 1/10/2034 (b)(h)		447,000	477,410
TOTAL FINANCIALS			2,353,659
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Holding d'Infrastructures des Metiers de l'Environnement SAS 0.625% 9/16/2028 (c)	EUR	396,000	430,592
Utilities - 1.7%
Electric Utilities - 0.6%
Electricite de France SA 5.5% 1/25/2035 (c)	GBP	400,000	506,771
Electricite de France SA 6.125% 6/2/2034 (c)	GBP	100,000	132,711
			639,482
Multi-Utilities - 1.1%
Engie SA 3.875% 3/6/2036 (c)	EUR	200,000	228,351
Engie SA 4.25% 9/6/2034 (c)	EUR	200,000	236,557
Veolia Environnement SA 3.324% 6/17/2032 (c)	EUR	600,000	676,744
			1,141,652
TOTAL UTILITIES			1,781,134
TOTAL FRANCE			6,031,943
GERMANY - 9.7%
Consumer Discretionary - 0.8%
Automobile Components - 0.8%
Robert Bosch GmbH 4.375% 6/2/2043 (c)	EUR	100,000	110,634
Schaeffler AG 5.375% 4/1/2031 (c)	EUR	100,000	117,068
ZF Europe Finance BV 4.75% 1/31/2029 (c)	EUR	300,000	336,278
ZF Europe Finance BV 5.5% 2/17/2032 (c)	EUR	200,000	218,289
TOTAL CONSUMER DISCRETIONARY			782,269
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
METRO AG 4% 3/5/2030 (c)	EUR	200,000	237,322
Energy - 0.3%
Energy Equipment & Services - 0.3%
Vier Gas Transport GmbH 3.625% 9/8/2033 (c)	EUR	300,000	339,621
Financials - 3.0%
Banks - 0.6%
Commerzbank AG 3.625% 1/14/2032 (b)(c)	EUR	200,000	229,303
DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt Am Main 3.706% 10/15/2035 (b)(c)	EUR	100,000	113,567
Volkswagen Bank GmbH 3.5% 6/19/2031 (c)	EUR	200,000	227,120
			569,990
Financial Services - 2.4%
KfW 0.75% 1/15/2029 (c)	EUR	1,340,000	1,466,992
KfW 2.875% 6/7/2033 (c)	EUR	544,000	621,777
KfW 3.75% 7/15/2030		400,000	397,300
			2,486,069
TOTAL FINANCIALS			3,056,059
Health Care - 1.3%
Pharmaceuticals - 1.3%
Bayer US Finance LLC 6.375% 11/21/2030 (h)		613,000	644,634
Bayer US Finance LLC 6.5% 11/21/2033 (h)		676,000	718,916
TOTAL HEALTH CARE			1,363,550
Industrials - 0.5%
Machinery - 0.5%
KION Group AG 4.125% 3/24/2031 (c)	EUR	444,000	507,445
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Infineon Technologies AG 3.5% 2/16/2034 (c)	EUR	300,000	337,032
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
ACCENTRO East Holding GMBH 6% 6/30/2027 pay-in-kind (g)	EUR	100,000	123,925
Accentro Real Estate AG 10% 12/30/2027 pay-in-kind	EUR	101,658	125,774
Accentro Real Estate AG 5.625% 12/30/2034 pay-in-kind (b)(c)	EUR	525,990	139,832
Sirius Real Estate Ltd 4% 1/22/2032 (c)	EUR	200,000	226,675
TOTAL REAL ESTATE			616,206
Utilities - 2.7%
Electric Utilities - 2.1%
Amprion GmbH 3.125% 8/27/2030 (c)	EUR	200,000	226,872
Amprion GmbH 3.625% 5/21/2031 (c)	EUR	100,000	115,466
Amprion GmbH 3.875% 6/5/2036 (c)	EUR	300,000	339,628
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	500,000	542,251
EnBW International Finance BV 3.75% 11/20/2035 (c)	EUR	575,000	658,205
EnBW International Finance BV 5.7923% 2/26/2036 (c)	AUD	360,000	240,153
			2,122,575
Independent Power and Renewable Electricity Producers - 0.6%
RWE Finance US LLC 5.125% 9/18/2035 (h)		150,000	145,831
RWE Finance US LLC 5.875% 4/16/2034 (h)		457,000	472,411
			618,242
TOTAL UTILITIES			2,740,817
TOTAL GERMANY			9,980,321
HONG KONG - 0.7%
Financials - 0.7%
Insurance - 0.7%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		780,000	743,329
IRELAND - 0.1%
Materials - 0.1%
Containers & Packaging - 0.1%
Smurfit Kappa Treasury ULC 3.489% 11/24/2031	EUR	100,000	113,257
ITALY - 1.1%
Consumer Staples - 0.3%
Beverages - 0.3%
Coca-Cola HBC Finance BV 4% 10/1/2033 (c)	EUR	280,000	326,975
Utilities - 0.8%
Electric Utilities - 0.5%
ENEL Finance International NV 4.375% 9/30/2030 (h)		200,000	196,431
ENEL Finance International NV 5.5% 6/26/2034 (h)		300,000	304,734
			501,165
Gas Utilities - 0.3%
Snam SpA 5.75% 5/28/2035 (h)		287,000	292,307
TOTAL UTILITIES			793,472
TOTAL ITALY			1,120,447
JAPAN - 0.5%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
NTT Finance Corp 3.678% 7/16/2033 (c)	EUR	175,000	200,450
Consumer Staples - 0.3%
Tobacco - 0.3%
Japan Tobacco Inc 5.856% 6/15/2035 (h)		290,000	304,324
TOTAL JAPAN			504,774
LUXEMBOURG - 3.5%
Financials - 0.3%
Financial Services - 0.3%
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,822,400	305,519
Real Estate - 3.2%
Diversified REITs - 0.5%
Stoneweg Ereit Lux Finco Sarl 4.125% 2/22/2033 (c)	EUR	500,000	554,659
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (c)	EUR	100,000	114,889
Real Estate Management & Development - 2.6%
AXA Logistics Europe Master SCA 3.375% 5/13/2031 (c)	EUR	100,000	112,872
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (c)	EUR	663,000	722,980
CBRE Europe Logistics Partners SCA SICAV-SIF 3.5% 9/22/2032 (c)	EUR	300,000	332,481
CBRE Open-Ended Funds SCA SICAV-SIF 4.75% 3/27/2034 (c)	EUR	246,000	290,667
Logicor Financing Sarl 1.625% 1/17/2030 (c)	EUR	289,000	304,182
Logicor Financing Sarl 2% 1/17/2034 (c)	EUR	212,000	202,409
Logicor Financing Sarl 3.75% 7/14/2032 (c)	EUR	100,000	111,418
Logicor Financing Sarl 4.25% 7/18/2029 (c)	EUR	100,000	116,904
P3 Group Sarl 3.75% 4/2/2033 (c)	EUR	200,000	221,549
P3 Group Sarl 4% 4/19/2032 (c)	EUR	200,000	226,824
			2,642,286
TOTAL REAL ESTATE			3,311,834
TOTAL LUXEMBOURG			3,617,353
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		735,000	702,991
MULTI-NATIONAL - 2.8%
Financials - 2.8%
Banks - 2.8%
European Investment Bank 0.01% 11/15/2035 (c)	EUR	100,000	85,232
European Investment Bank 0.25% 6/15/2040 (c)	EUR	780,000	569,974
European Investment Bank 2.875% 6/18/2035 (c)	EUR	1,035,000	1,162,470
European Investment Bank 3% 7/15/2033 (c)	EUR	885,000	1,014,846

TOTAL MULTI-NATIONAL			2,832,522
NETHERLANDS - 1.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (c)	EUR	200,000	227,903
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
REWE International Finance BV 4.875% 9/13/2030 (c)	EUR	100,000	120,726
Financials - 0.9%
Banks - 0.9%
Cooperatieve Rabobank UA 1.125% 5/7/2031 (c)	EUR	300,000	307,120
ING Groep NV 3% 8/17/2031 (b)(c)	EUR	500,000	561,283
TOTAL FINANCIALS			868,403
TOTAL NETHERLANDS			1,217,032
POLAND - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
GTC Finance DAC 6.5% 10/15/2030 (c)	EUR	432,000	441,505
SPAIN - 0.9%
Financials - 0.9%
Banks - 0.9%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (b)		600,000	623,492
CaixaBank SA 3.625% 9/19/2032 (b)(c)	EUR	300,000	344,313

TOTAL SPAIN			967,805
SWEDEN - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Akelius Residential Ab 3.95% 3/25/2031 (c)	EUR	200,000	226,059
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (c)	EUR	215,000	234,477

TOTAL SWEDEN			460,536
SWITZERLAND - 2.5%
Financials - 2.4%
Capital Markets - 1.7%
UBS Group AG 4.125% 6/9/2033 (b)(c)	EUR	602,000	703,256
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	812,000	979,335
			1,682,591
Insurance - 0.7%
Argentum Netherlands BV for Swiss Re Ltd 5.625% 8/15/2052 (b)(c)		377,000	377,497
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		391,000	348,943
			726,440
TOTAL FINANCIALS			2,409,031
Materials - 0.1%
Containers & Packaging - 0.1%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (c)	EUR	100,000	114,215
TOTAL SWITZERLAND			2,523,246
UNITED KINGDOM - 16.7%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
BT Finance PLC 3.375% 11/17/2032 (c)	EUR	275,000	309,137
Consumer Discretionary - 1.9%
Broadline Retail - 1.1%
John Lewis PLC 4.25% 12/18/2034 (c)	GBP	797,000	872,859
Marks & Spencer PLC 5.125% 8/18/2032 (c)	GBP	200,000	257,657
			1,130,516
Hotels, Restaurants & Leisure - 0.4%
IHG Finance LLC 3.375% 9/10/2030 (c)	EUR	125,000	141,332
Whitbread Group PLC 2.375% 5/31/2027 (c)	GBP	236,000	301,416
			442,748
Household Durables - 0.4%
Berkeley Group PLC/The 2.5% 8/11/2031 (c)	GBP	357,000	398,043
TOTAL CONSUMER DISCRETIONARY			1,971,307
Consumer Staples - 1.5%
Tobacco - 1.5%
BAT International Finance PLC 4.125% 4/12/2032 (c)	EUR	448,000	521,833
Imperial Brands Finance PLC 3.875% 2/12/2034 (c)	EUR	910,000	1,018,131
TOTAL CONSUMER STAPLES			1,539,964
Financials - 6.3%
Banks - 5.3%
Barclays PLC 3.543% 8/14/2031 (b)(c)	EUR	300,000	342,799
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	163,000	196,712
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	780,000	944,544
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	360,000	513,081
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	800,000	963,751
NatWest Group PLC 2.105% 11/28/2031 (b)(c)	GBP	202,000	263,949
NatWest Group PLC 7.416% 6/6/2033 (b)(c)	GBP	911,000	1,246,093
Standard Chartered PLC 3.864% 3/17/2033 (b)(c)	EUR	300,000	343,700
Virgin Money UK PLC 7.625% 8/23/2029 (b)(c)	GBP	389,000	542,109
			5,356,738
Consumer Finance - 0.4%
Motability Operations Group PLC 3.625% 1/22/2033 (c)	EUR	375,000	424,743
Financial Services - 0.1%
Nationwide Building Society 4% 7/30/2035 (b)(c)	EUR	100,000	114,421
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (c)	GBP	310,000	457,123
TOTAL FINANCIALS			6,353,025
Industrials - 1.1%
Ground Transportation - 0.6%
Mobico Group PLC 4.875% 9/26/2031 (c)	EUR	639,000	573,986
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (c)	GBP	400,000	529,342
TOTAL INDUSTRIALS			1,103,328
Real Estate - 0.3%
Office REITs - 0.3%
Great Portland Estates PLC 5.375% 9/25/2031 (c)	GBP	200,000	260,107
Utilities - 5.3%
Electric Utilities - 1.1%
London Power Networks PLC 3.837% 6/11/2037 (c)	EUR	225,000	253,795
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	460,000	521,418
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (c)	EUR	325,000	367,806
			1,143,019
Water Utilities - 4.2%
Anglian Water Osprey Financing PLC 6.375% 8/18/2033 (c)	GBP	200,000	256,151
Anglian Water Services Financing PLC 5.875% 6/20/2031 (c)	GBP	330,000	438,716
Anglian Water Services Financing PLC 6.25% 9/12/2044 (c)	GBP	125,000	150,999
Anglian Water Services Financing PLC 6.293% 7/30/2030 (c)	GBP	195,000	263,856
Northumbrian Water Finance PLC 5.375% 7/22/2032 (c)	GBP	200,000	257,287
Northumbrian Water Finance PLC 5.625% 4/29/2033 (c)	GBP	360,000	466,125
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (c)	EUR	325,000	367,451
South West Water Finance PLC 5.25% 9/15/2031 (c)	GBP	300,000	388,858
South West Water Finance PLC 5.75% 12/11/2032 (c)	GBP	100,000	132,189
SW Finance I PLC 6.875% 8/7/2032 (c)	GBP	200,000	269,027
SW Finance I PLC 7.375% 12/12/2041 (c)	GBP	316,000	412,477
Wessex Water Services Finance PLC 6.125% 9/19/2034 (c)	GBP	250,000	328,244
Yorkshire Water Finance PLC 5.5% 4/28/2035 (c)	GBP	239,000	295,455
Yorkshire Water Finance PLC 6% 7/22/2033 (c)	GBP	250,000	327,291
			4,354,126
TOTAL UTILITIES			5,497,145
TOTAL UNITED KINGDOM			17,034,013
UNITED STATES - 6.4%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Alphabet Inc 3.875% 5/6/2045	EUR	100,000	107,668
Alphabet Inc 4% 5/6/2054	EUR	100,000	105,676
TOTAL COMMUNICATION SERVICES			213,344
Consumer Discretionary - 1.3%
Automobiles - 0.5%
Stellantis Finance US Inc 5.75% 3/18/2030 (h)		476,000	473,411
Broadline Retail - 0.4%
Amazon.com Inc 3.7% 3/16/2035	EUR	400,000	458,886
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp 3.5% 5/21/2032 (c)	EUR	350,000	399,351
TOTAL CONSUMER DISCRETIONARY			1,331,648
Consumer Staples - 0.8%
Tobacco - 0.8%
Philip Morris International Inc 3.25% 6/6/2032	EUR	750,000	843,815
Financials - 2.1%
Banks - 0.4%
Citigroup Inc 4.296% 7/23/2036 (b)	EUR	200,000	227,460
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	199,000	228,505
			455,965
Capital Markets - 0.9%
Blackstone Private Credit Fund 4.875% 4/14/2026 (c)	GBP	354,000	468,475
Morgan Stanley 3.955% 3/21/2035 (b)	EUR	245,000	280,679
Morgan Stanley 4.099% 5/22/2036 (b)	EUR	100,000	114,992
			864,146
Consumer Finance - 0.8%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	328,000	380,331
Ford Motor Credit Co LLC 6.184% 8/29/2031	GBP	125,000	165,238
Stellantis Financial Services US Corp 5.4% 9/15/2030 (h)		219,000	215,045
			760,614
TOTAL FINANCIALS			2,080,725
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.2%
Amphenol Technologies Holding GmbH 3.625% 3/30/2031	EUR	140,000	162,406
Software - 0.2%
Fiserv Funding ULC 3.5% 6/15/2032	EUR	218,000	241,003
TOTAL INFORMATION TECHNOLOGY			403,409
Real Estate - 1.0%
Diversified REITs - 0.1%
WP Carey Inc 4.25% 7/23/2032	EUR	100,000	115,776
Industrial REITs - 0.2%
Prologis Euro Finance LLC 3.25% 9/22/2032	EUR	200,000	222,407
Retail REITs - 0.3%
Realty Income Corp 3.375% 6/20/2031	EUR	300,000	337,409
Specialized REITs - 0.4%
American Tower Corp 3.625% 5/30/2032	EUR	350,000	398,531
TOTAL REAL ESTATE			1,074,123
Utilities - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp 3.85% 6/15/2034	EUR	216,000	245,093
Southern Co/The 1.875% 9/15/2081 (b)	EUR	333,000	372,984
TOTAL UTILITIES			618,077
TOTAL UNITED STATES			6,565,141
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $63,590,235)			62,630,091

Preferred Securities - 5.7%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
CPI Property Group SA 3.75% (b)(c)(e)	EUR	184,000	186,887
FINLAND - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Citycon Oyj 7.875% (b)(c)(e)	EUR	167,000	160,762
GERMANY - 1.6%
Consumer Discretionary - 0.4%
Automobiles - 0.4%
Volkswagen International Finance NV 3.875% (b)(c)(e)	EUR	400,000	458,163
Real Estate - 1.2%
Real Estate Management & Development - 1.2%
Aroundtown Finance Sarl 7.875% (b)(e)		750,000	766,539
Grand City Properties SA 1.5% (b)(c)(e)	EUR	400,000	459,210
TOTAL REAL ESTATE			1,225,749
TOTAL GERMANY			1,683,912
SWEDEN - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Samhallsbyggnadsbolaget i Norden AB 5 year EUR Swap Annual Index + 2.814%, 4.9355% (b)(c)(d)(e)(f)	EUR	495,000	384,686
SWITZERLAND - 2.2%
Financials - 2.2%
Capital Markets - 2.2%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(d)(e)(f)(g)		9,515,000	2,283,600
UNITED KINGDOM - 1.2%
Financials - 0.6%
Banks - 0.6%
Barclays PLC 8.875% (b)(c)(e)	GBP	430,000	587,216
Industrials - 0.2%
Ground Transportation - 0.2%
Mobico Group PLC 7.853% (b)(c)(e)	GBP	198,000	175,000
Utilities - 0.4%
Electric Utilities - 0.4%
SSE PLC 3.74% (b)(c)(e)	GBP	320,000	438,265
TOTAL UNITED KINGDOM			1,200,481
TOTAL PREFERRED SECURITIES (Cost $14,632,481)			5,900,328

U.S. Treasury Obligations - 17.7%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.18	350,000	317,543
US Treasury Bonds 4.375% 8/15/2043 (k)	4.90	1,959,000	1,849,037
US Treasury Bonds 4.5% 2/15/2044	4.67	1,700,000	1,625,691
US Treasury Bonds 4.625% 11/15/2044 (l)	4.86 to 5.06	600,000	580,570
US Treasury Bonds 4.625% 11/15/2045	4.75	245,000	236,310
US Treasury Bonds 4.625% 5/15/2044	4.12 to 4.65	450,000	436,412
US Treasury Notes 3.625% 9/30/2031	4.23	2,000,000	1,962,109
US Treasury Notes 3.75% 8/31/2031	3.64	1,100,000	1,086,336
US Treasury Notes 3.875% 8/15/2033	4.77	184,000	180,629
US Treasury Notes 4% 1/31/2033	3.79 to 3.93	2,516,000	2,496,737
US Treasury Notes 4% 7/31/2032	4.01	225,000	223,866
US Treasury Notes 4.125% 11/30/2029	4.11	240,000	241,988
US Treasury Notes 4.125% 3/31/2032	4.19	1,650,000	1,655,801
US Treasury Notes 4.125% 5/31/2032	4.19	272,000	272,739
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	800,000	805,125
US Treasury Notes 4.25% 6/30/2031	4.35	620,000	627,823
US Treasury Notes 4.375% 1/31/2032	4.21	100,000	101,702
US Treasury Notes 4.375% 12/31/2029	4.39	865,000	879,631
US Treasury Notes 4.5% 11/15/2033	4.14	326,000	332,749
US Treasury Notes 4.625% 4/30/2029	4.50 to 4.72	2,200,000	2,249,844
TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,199,707)			18,162,642

Money Market Funds - 3.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (m) (Cost $3,203,019)	3.69	3,202,379	3,203,019

TOTAL INVESTMENT IN SECURITIES - 95.7% (Cost $108,287,799)	98,347,473
NET OTHER ASSETS (LIABILITIES) - 4.3%	4,439,462
NET ASSETS - 100.0%	102,786,935

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Interest Rate Contracts
ASX 10Y Australia Treasury Bond Contracts (Australia)	8	6/2026	594,758	(3,475)
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	28	6/2026	3,176,250	(57,485)
CBOT 2Y US Treasury Notes Contracts (United States)	3	6/2026	622,430	(4,388)
CBOT 5Y US Treasury Notes Contracts (United States)	8	6/2026	865,375	(9,253)
CBOT US Treasury Long Bond Contracts (United States)	22	6/2026	2,499,063	(81,033)
TMX 10Y Canadian Bond Contracts (Canada)	7	6/2026	603,889	(12,789)

TOTAL LONG				(168,423)

SHORT

Interest Rate Contracts
ICE Long GILT Futures (United Kingdom)	(13)	6/2026	(1,510,585)	79,595

TOTAL FUTURES CONTRACTS				(88,828)
The notional amount of long futures as a percentage of Net Assets is 8.1%.
The notional amount of short futures as a percentage of Net Assets is 1.5%.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	92,000	USD	65,969	Goldman Sachs Bank USA	4/2026	230
EUR	803,000	USD	925,427	BNP Paribas SA	4/2026	2,721
EUR	246,000	USD	283,803	BNP Paribas SA	4/2026	853
EUR	30,000	USD	34,512	Citibank NA	4/2026	202
EUR	35,000	USD	40,623	Goldman Sachs Bank USA	4/2026	(123)
EUR	53,000	USD	62,824	JPMorgan Chase Bank NA	4/2026	(1,496)
EUR	67,000	USD	76,816	JPMorgan Chase Bank NA	4/2026	712
EUR	294,000	USD	347,606	JPMorgan Chase Bank NA	4/2026	(7,406)
EUR	58,000	USD	67,711	Royal Bank of Canada	4/2026	(597)
EUR	260,000	USD	307,834	Royal Bank of Canada	4/2026	(6,977)
GBP	54,000	USD	73,077	BNP Paribas SA	4/2026	(1,604)
GBP	30,000	USD	39,859	Bank of America NA	4/2026	(152)
GBP	46,000	USD	61,949	Goldman Sachs Bank USA	4/2026	(1,065)
GBP	175,000	USD	230,998	JPMorgan Chase Bank NA	4/2026	625
GBP	180,000	USD	241,028	JPMorgan Chase Bank NA	4/2026	(2,787)
JPY	123,750,000	USD	781,108	Royal Bank of Canada	4/2026	348
USD	639,014	AUD	917,000	JPMorgan Chase Bank NA	4/2026	6,504
USD	3,106,415	CAD	4,210,000	Bank of America NA	4/2026	77,104
USD	75,693	CAD	103,000	JPMorgan Chase Bank NA	4/2026	1,579
USD	188,543	EUR	161,000	BNP Paribas SA	4/2026	2,243
USD	48,632,903	EUR	40,493,000	BNP Paribas SA	4/2026	1,776,791
USD	98,336	EUR	83,000	BNP Paribas SA	4/2026	2,293
USD	543,629	EUR	459,000	Goldman Sachs Bank USA	4/2026	12,501
USD	52,707	EUR	44,000	JPMorgan Chase Bank NA	4/2026	1,793
USD	251,762	EUR	211,000	JPMorgan Chase Bank NA	4/2026	7,605
USD	135,163	EUR	114,000	JPMorgan Chase Bank NA	4/2026	3,249
USD	52,276	EUR	45,000	JPMorgan Chase Bank NA	4/2026	205
USD	304,966	EUR	264,000	JPMorgan Chase Bank NA	4/2026	(519)
USD	75,649	GBP	56,000	BNP Paribas SA	4/2026	1,530
USD	359,796	GBP	264,000	Citibank NA	4/2026	10,375
USD	13,744,010	GBP	9,987,000	Goldman Sachs Bank USA	4/2026	525,604
USD	568,005	GBP	416,000	JPMorgan Chase Bank NA	4/2026	17,403
USD	48,400	GBP	36,000	JPMorgan Chase Bank NA	4/2026	752
USD	3,706,871	JPY	563,550,000	Royal Bank of Canada	4/2026	148,165

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						2,578,661
Unrealized Appreciation						2,601,387
Unrealized Depreciation						(22,726)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Allianz SE 3.099% 7/6/2047	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	90,000	783	1,087	1,870
Deutsche Bank AG 5.625% 5/19/2031	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	450,000	11,263	(7,318)	3,945
Deutsche Bank AG 5.625% 5/19/2031	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	160,000	5,575	(1,996)	3,579
Generali 4.125% 5/4/2026	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	600,000	4,230	1,543	5,773
Generali 4.125% 5/4/2026	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	180,000	2,499	412	2,911
Heidelberg Materials AG 3.75% 5/31/2032	12/2030	JPMorgan Chase Bank NA	(5%)	Quarterly	EUR	630,000	(133,057)	137,537	4,480
Heidelberg Materials AG 3.75% 5/31/2032	6/2031	BNP Paribas SA	(5%)	Quarterly	EUR	160,000	(36,270)	39,732	3,462
Aviva PLC 6.125% 11/14/2036	12/2030	Citibank NA	(1%)	Quarterly	EUR	500,000	4,062	129	4,191
BMW Finance NV 0.75% 7/13/2026	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	1,000,000	(21,005)	22,773	1,768
BMW Finance NV 0.75% 7/13/2026	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	345,000	(6,842)	9,657	2,815
Intesa Sanpaolo SpA 6.184% 2/20/2034	12/2030	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	500,000	3,088	1,028	4,116
Intesa Sanpaolo SpA 6.184% 2/20/2034	6/2031	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	275,000	3,668	472	4,140
Societe Generale SA 5.25% 9/6/2032	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	450,000	5,153	(5,814)	(661)
Societe Generale SA 5.25% 9/6/2032	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	240,000	4,634	(821)	3,813
UniCredit SpA 5.375% 4/16/2034	12/2030	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	550,000	6,464	(3,219)	3,245
UniCredit SpA 5.375% 4/16/2034	6/2031	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	150,000	2,977	(428)	2,549
Allianz SE 2.121% 7/8/2050	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	800,000	2,128	8,446	10,574

TOTAL CREDIT DEFAULT SWAPS							(140,650)	203,220	62,570

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	British Pound Sterling
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $57,351,539 or 55.8% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Non-income producing - Security is in default.
(g)	Level 3 security.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,304,482 or 6.1% of net assets.

(i)	Zero coupon bond which is issued at a discount.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $259,564.
(l)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $199,329.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	6,865,098	3,889,056	7,551,136	35,725	(176)	177	3,203,019	3,202,379	0.0%
Total	6,865,098	3,889,056	7,551,136	35,725	(176)	177	3,203,019

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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